SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                January 26, 2007

                            BASELINE OIL & GAS CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

   Nevada                          333-116890                      30-0226902
   ------                          ----------                      ----------
  State of                         Commission                     IRS Employer
Incorporation                      File Number                    I.D. Number

                   20022 Creek Farm, San Antonio, Texas 78259
                   ------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (210) 481-5177


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

      On January 26, 2007, Barrie Damson our Chairman and Chief Executive Officer, and Alan Gaines our Vice Chairman and a director, each made a loan of $50,000 to us, to be utilized for our short-term working capital needs. The loans are evidenced by the promissory notes attached as Exhibits 99.1 and 99.2 hereto. The notes bear interest at an annual rate of six percent (6%) and mature on the earlier to occur of (i) the date on which we close a financing transaction in which we obtain proceeds in excess of five million dollars ($5,000,000) or (ii) July 26, 2007.

Item 9.01 Financial Statements and Exhibits

      Exhibits

      Exhibit No.       Description
      -----------       -----------
      99.1              Promissory Note in favor of Barrie Damson, dated
                        January 26, 2007.

      99.2              Promissory Note in favor of Alan Gaines, dated
                        January 26, 2007.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2007

                                                 BASELINE OIL & GAS CORP.


                                                 By: /s/ Barrie M. Damson
                                                     ---------------------------
                                                     Barrie M. Damson
                                                     Chairman & CEO


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

                                  Exhibit Index

Exhibit No.     Description
-----------     -----------

99.1            Promissory Note in favor of Barrie Damson, dated January 26,
                2007.

99.2            Promissory Note in favor of Alan Gaines, dated January 26, 2007.


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